Exhibit 10.4

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”), dated as of February 26, 2010, is made by GULFSTREAM INTERNATIONAL GROUP, INC., a Delaware corporation (“Gulfstream”) and TAGLICH BROTHERS, INC., as agent for each and every Purchaser under the Purchase Agreement (in such capacity, “Secured Party”) and the subsidiaries of Gulfstream that are signatories hereto (collectively, the “Guarantors”).  Capitalized terms used herein shall have the meanings ascribed to them in Section 1 below.

W I T N E S S E T H:

A.           Pursuant to that certain purchase agreement, dated of even date herewith (the “Purchase Agreement”) by and among Gulfstream and the various Purchasers as Secured Party (such Purchase Agreement, together with all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified and in effect, the “Loan Documents”), Secured Party has agreed to make loans aggregating $1,000,000 to Gulfstream (individually and collectively, the “Loans”).

B.           The Loans are evidenced by senior secured promissory notes of Gulfstream (the “Notes”); which Notes have been unconditionally and irrevocably guaranteed by each Subsidiary of Gulfstream who is a party signatory hereto (together with Gulfstream, individually and collectively referred to as the “Debtor”).

C.           As a condition precedent to Secured Party entering into the Purchase Agreement, and making the Loans, each Debtor is required to enter into this Security Agreement to secure the payment and performance of all of the obligations, liabilities and indebtedness of the Debtor arising under this Agreement, the Purchase Agreement, the Intercreditor Agreement and the Notes (collectively the “Obligations”).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows with the intent to be legally bound:

1. Defined Terms.

(a) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Purchase Agreement or in Annex A thereto.  All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

(b) “Contractual Obligations” shall mean, as applied to Debtor, any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which Debtor is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, including, without limitation, the Loan Documents.

(c) “Permitted Liens” shall mean the Shelter Island Lien (as defined in the Intercreditor Agreement), so long as the Intercreditor Agreement shall remain in full force and effect, and other liens and security interests on the assets of the Debtor that are in effect as at the date hereof.

(d) “Uniform Commercial Code Jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

2. Grant of Lien.  To secure the prompt and complete payment, performance and observance of all of the Obligations and all renewals, extensions, restructurings and refinancings thereof, Gulfstream and each other Debtor hereby grants, mortgages, pledges and hypothecates to Secured Party, for the benefit of Secured Party and the Lenders, a first priority Lien upon all of its right, title and interest in, to and upon all Accounts, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Debtor and all of the Proceeds from the collection or sale thereof.

3. Secured Party’s and Lenders’ Rights; Limitations on Secured Party’s and Lenders’ Obligations.

(a) It is expressly agreed by Debtor that, anything herein or in any other Loan Document to the contrary notwithstanding, Debtor shall remain liable under each of its Contractual Obligations, including all Permits, to observe and perform all the conditions and obligations to be observed and performed by it thereunder.  Neither Secured Party nor any Lender shall have any obligation or liability under any Contractual Obligation by reason of or arising out of this Security Agreement or any other Loan Document or the granting herein of a Lien thereon or the receipt by Secured Party or any Lender of any payment relating to any Contractual Obligation pursuant hereto.  Neither Secured Party nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or pursuant to any Contractual Obligation, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contractual Obligation, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b) At any time an Event of Default has occurred and is continuing, without prior notice to Debtor, Secured Party may notify Account Debtors and other Persons obligated on any of the Collateral that Secured Party has a security interest therein, and that payments shall be made directly to Secured Party, for the benefit of Secured Party and Lenders.  Upon the request of Secured Party after the occurrence and during the continuance of an Event of Default, Debtor shall so notify Account Debtors and other Persons obligated on Collateral.  Once any such notice has been given to any Account Debtor or other Person obligated on Collateral, no Debtor shall give any contrary instructions to such Account Debtor or other Person without Secured Party’s prior written consent.

(c) At any time an Event of Default has occurred and is continuing, without prior notice to Debtor, Secured Party may, in Secured Party’s own name, in the name of a nominee of Secured Party or in the name of Debtor, communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contractual Obligations and obligors in respect of Instruments to verify with such Persons, to Secured Party’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or payment intangibles.

4. Representations and Warranties.  Each Debtor jointly and severally represents and warrants to Secured Party that:

(a) Debtor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Liens.

(b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Debtor in favor of Secured Party pursuant to this Security Agreement or the other Loan Documents, and (ii)  in connection with any other Permitted Liens.

(c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Secured Party, for the benefit of Secured Party and the Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the UCC.  Such Lien is prior to all other Liens (subject to Permitted Liens) and is enforceable as such as against any and all creditors of and purchasers from Debtor.  Except as set forth in Sections 4(d) and 4(g), all action by Debtor necessary or reasonably desirable to protect and perfect such Lien on each item of such Collateral has been duly taken.  Other than filing of the necessary UCC financing statements,, no authorization, approval or consent is required to be obtained from any Governmental Authority or other Person for the grant of the security interest herein, the perfection thereof or the exercise by Secured Party of its rights and remedies hereunder.

(d) Debtor’s name as it appears in official filings in the state of its incorporation or organization, all prior names of Debtor during the past five (5) years, as they appeared from time to time in official filings in the state of its incorporation or organization, the type of entity of Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Debtor’s state of incorporation or organization or a statement that no such number has been issued, Debtor’s state of organization or incorporation, the location of Debtor’s chief executive office, principal place of business, other offices, all warehouses, consignees and processors with whom Inventory or other Collateral is stored or located and other premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule II hereto.  Schedule II hereto also sets forth the name as it appears in official filings in the state of its incorporation or organization of any Person from whom Debtor has acquired assets during the past five (5) years, other than assets acquired in the ordinary course of Debtor’s business.  Debtor has only one state of incorporation or organization.

5. Covenants.  Without limiting Debtor’s covenants and agreements contained in the Purchase Agreement and the other Loan Documents, each Debtor jointly and severally covenants and agrees with Secured Party, for the benefit of Secured Party, that:

(a) Further Assurances.  At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Secured Party may deem necessary or reasonably desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Party of any Collateral held by Debtor and to enforce the security interests granted hereunder.

(b) Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code Jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as Debtor’s Accounts and the Proceeds thereof or words of similar effect and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor.  Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party’s request.

(c) Maintenance of Records.  Debtor shall keep and maintain, at its own cost and expense, accurate and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral.  Debtor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby.

(d) Guaranty of Obligations.  By their execution of this Agreement, each of the Guarantors do hereby covenant and agree as follows:

(i)            The Guarantors jointly, severally, unconditionally, irrevocably and absolutely, guarantee to the Secured Party that all indebtedness and other Obligations of Gulfstream (“Guaranteed Obligations”), will be promptly paid when due and performed in accordance with the terms and provisions thereof (and as they may be amended, extended or renewed from time to time) including, without limitation, the timely issuance of the Conversion Shares and payment of interest on all of the above amounts as agreed upon between Gulfstream and the Secured Party, and any and all renewals, extensions and rearrangements of all or any part of the Guaranteed Obligations.  This is a continuing guaranty and shall continue to apply without regard to the form or amount of indebtedness or obligation which Gulfstream may create, renew, extend or alter in whole or in part, without notice to the Guarantors.

(ii)           The obligations, covenants, agreements and duties of the Guarantors under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of the Secured Party, including on account of any or all of the following:

(A)	any permitted assignment, endorsement or transfer, in whole or in part, of the Guaranteed Obligations, although made without consent of the Guarantors;

(B)
any waiver by any Secured Party of the performance or observance by either or both of Gulfstream or the Guarantors of any of the agreements, covenants, terms or conditions contained in any document evidencing, governing or securing the Guaranteed Obligations;

(C)	any extension of the time for payment or performance of all or any portion of the Guaranteed Obligations;

(D)
the renewal, rearrangement, modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Gulfstream set forth in any document evidencing, governing or securing the Guaranteed Obligations;

(E)	the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of either or both of Gulfstream or the Guarantors;

(F)	any receivership, insolvency, bankruptcy, reorganization or other similar proceedings or lack of corporate power, affecting either or both of Gulfstream or the Guarantors or any of their assets;

(G)
any release, withdrawal, surrender, exchange, substitution, subordination or loss of any security or other guaranty at any time existing in connection with all or any portion of the Guaranteed Obligations, or the acceptance of additional or substitute property as security therefore;

(H)
the release or discharge of Gulfstream or the Guarantors from the observance or performance of any agreement, covenant, term or condition contained in any document evidencing, governing or securing the Guaranteed Obligations;

(I)
any action which the Secured Party may take or omit to take by virtue of any document evidencing, governing or securing the Guaranteed Obligations or through any course of dealing with either or both of Gulfstream or the Guarantors;

(J)	the addition of a new guarantor or guarantors;

(K)	the operation of law or any other cause, whether similar or dissimilar to the foregoing;

(L)	any adjustment, indulgence, forbearance or compromise that may be granted or given by the Secured Party to any party;

(M)	the failure by the Secured Party to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Gulfstream;

(N)	if the recovery from Gulfstream becomes barred by any statute of limitations or is otherwise prevented;

(O)	any defenses, set-offs or counterclaims which may be available to Gulfstream; or

(P)
any neglect, delay, omission, failure or refusal of the Secured Party to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any lien, right of security (including perfection thereof), existing or to exist in connection with, or as security for, any of the Guaranteed Obligations, it being the intention hereof that the Guarantors shall remain liable as principals on the Guaranteed Obligations, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of any Guarantor.

(iii)          In the event of default by Gulfstream in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, the Guarantors shall, without notice or demand, and without any notice having been given to the Guarantors of the acceptance by any Secured Party of this Guaranty and without any notice having been given to the Guarantors of the creating or incurring of such indebtedness, pay the amount due thereon to the Secured Party, at its office, or at such other place as may be designated in writing by such Secured Party, and it shall not be necessary for any Secured Party, in order to enforce such payment by the Guarantors, first, to institute suit or exhaust its remedies against Gulfstream or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness.

(iv)         Notice to the Guarantors of the acceptance of this Guaranty and of the making, renewing or assignment of the Guaranteed Obligations and each item thereof, are hereby expressly waived by the Guarantors.

(v)          Each payment on the Guaranteed Obligations shall be deemed to have been made by Gulfstream unless express written notice is given to the Secured Party at the time of such payment that such payment is made by the Guarantors as specified in such notice.

(vi)         If the Guaranteed Obligations at any time exceeds the amount permitted by law, or Gulfstream is not liable because the act of creating the Guaranteed Obligations is ultra vires, or the officers or persons creating the Guaranteed Obligations acted in excess of their authority, and for these reasons the Guaranteed Obligations which the Guarantors agree to pay cannot be enforced against Gulfstream, such fact shall in no manner affect the Guarantors’ liability hereunder, but the Guarantors shall be liable under this Guaranty notwithstanding that Gulfstream is not liable for the Guaranteed Obligations, and to the same extent the Guarantors would have been liable if the Guaranteed Obligations had been enforceable against Gulfstream.

(vii)       In the Event of Default by Gulfstream, as such term is defined in the Investment, and if any such Event of Default shall occur at a time when any of the Guaranteed Obligations may not then be due and payable, such Guaranteed Obligations, at the option of the Secured Party, shall thereupon be deemed to be immediately due and payable in full, and the Guarantors shall pay to the Secured Party forthwith the full amount which would be payable hereunder if all Guaranteed Obligations were then due and payable.

(viii)      This Guaranty is for the benefit of the Secured Party, their permitted successors and assigns, and in the event of an assignment by any Secured Party, its permitted successors or assigns, of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

(ix)         No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of the Secured Party and Guarantor, and then shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Guarantors in any case shall, of itself, entitle the Guarantors to any other or further notice or demand in similar or other circumstances.  No delay or omission by any Secured Party in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder.  All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which the Secured Party may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.  In this Guaranty, whenever the context so requires, the singular number includes the plural, and conversely

(x)          Should the Guarantors be permitted to raise usury as a defense under applicable law, then no provision herein or in the Transaction Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by law.  Should such defense be available, the Guarantors shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law as to the Guarantors.  Should the Guarantors be permitted to raise the usury defense and prevail, the Transaction Documents shall be held subject to reduction of the interest charged to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.  The parties agree that New York State law shall control as to this issue.\

(xi)         The Guarantors acknowledge and warrant that they have derived or expect to derive financial and other advantage and benefit, directly or indirectly, from the Guaranteed Obligations and each and every advance thereof and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by the Secured Party to Gulfstream.

(xii)        Each Guarantor hereby warrants and represents to the Secured Party that:

(A)           Such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect.  Such Guarantor has the corporate or other requisite power and authority to execute and deliver this Guaranty and to perform the provisions hereof.

(B)           This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

(C)           The execution, delivery and performance by such Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any lien, claim or encumbrance in respect of any property of such Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws or other organizational document, or any other agreement or instrument to which such Guarantor is bound or by which such Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to such Guarantor or (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to such Guarantor.

(D)           No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by such Guarantor of this Guarantee.

(xiii)        If, for any reason whatsoever, Gulfstream now or hereafter becomes indebted to the Guarantors, such indebtedness and all interest thereon, shall, at all times, be subordinate in all respects to the Transaction Documents, and the Guarantors shall not be entitled to enforce or receive payment thereof until the Guaranteed Obligations has been fully paid and satisfied.  Notwithstanding anything to the contrary contained in this Guaranty or any payments made by the Guarantors hereunder, the Guarantors shall not have any right of subrogation in or under the Transaction Documents or to participate in any way therein, or any right, title or interest in and to any mortgaged property or any collateral for the Guaranteed Obligations, all such rights of subrogation and participation being hereby expressly waived and released, until the Guaranteed Obligations has been fully paid and satisfied.

(d) Debtor will perform and comply in all material respects with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

(e) Further Identification of Collateral.  Debtor will, if requested by Secured Party, furnish to Secured Party, as often as Secured Party, in its Permitted Discretion, requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request, in its Permitted Discretion, all in such detail as Secured Party may specify.  Debtor shall promptly notify Secured Party in writing upon acquiring any interest hereafter in property that is of a type where a security interest or lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

(f) Terminations; Amendments Not Authorized.  Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in favor of Secured Party, for the benefit of Secured Party and the Lenders, without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of Secured Party, subject to Debtor’s rights under Section 9-509(d)(2) of the UCC.

(g) Use of Collateral.  Debtor will do nothing to impair the rights of Secured Party in any of the Collateral.  Debtor will not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor thereof or allow any credit or discount thereon (other than credits and discounts in the ordinary course of business and as expressly permitted in the Purchase Agreement).

(h) Federal Claims.  Debtor shall take such steps as may be necessary to comply with any applicable federal or state assignment of claims laws or other comparable laws if any Collateral constitutes a claim against the United States government, any state government or any instrumentality or agent thereof, the assignment of which is restricted by federal or state law.

6. Secured Party’s Appointment as Attorney-In-Fact.

Debtor hereby irrevocably constitutes and appoints Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in the Permitted Discretion of Secured Party, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following upon the occurrence and during the continuation of any Event of Default:

(a)   to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(b)   to pay or discharge charges or liens levied or placed on or threatened against the Collateral (other than the Permitted Liens);

(c)           to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Secured Party or as Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(d)           to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(e)           to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(f)           to defend any suit, action or proceeding brought against Debtor with respect to any Collateral;

(g)           to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;

(h)           to file such financing statements with respect to this Security Agreement, or to file a photocopy of this Security Agreement in substitution for a financing statement, as Secured Party may deem appropriate, and to execute in Debtor’s name such financing statements and amendments thereto and continuation statements which may require Debtor’s signature; and

(i)           generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owners thereof for all purposes, and to do, at Secured Party’s option and at Debtor’s expense, at any time, or from time to time, all acts and things which Secured Party deems necessary, in its Permitted Discretion, to protect, preserve or realize upon the Collateral and Secured Party’s Lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Debtor might do.

Debtor hereby ratifies, to the extent not expressly prohibited by law, all that such attorneys lawfully do or cause to be done by virtue hereof.  The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full, in cash and the Purchase Agreement is terminated.

Debtor also authorizes Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, to execute, in connection with any sale of Collateral, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

7. Remedies; Rights Upon Default.

(a)   In addition to all other rights and remedies granted under this Security Agreement, the Purchase Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Secured Party shall have the right to exercise any and all rights and remedies provided for in any Loan Document, under the UCC or at law or in equity, including, without limitation, the right to (i) apply any Property of Debtor held by Secured Party, for the benefit of Secured Party and the Lenders, or any Lender to reduce the Obligations, (ii) foreclose the Liens created under the Loan Documents, (iii) realize upon, take possession of and/or sell or otherwise transfer any Collateral, with or without judicial process, (iv) exercise all rights and powers with respect to the Collateral as Debtor might exercise, (v) collect and send notices regarding the Collateral, with or without judicial process, (vi) by its own means or with judicial assistance, enter any premises at which Collateral is located, or render any of the foregoing unusable or dispose of the Collateral on such premises without any liability for rent, storage, utilities, or other sums, and no Debtor shall resist or interfere with such action, (vii) at Debtor’ expense, require that all or any part of the Collateral be assembled and made available to Secured Party at any place designated by Secured Party in its Permitted Discretion, (viii) reduce or otherwise change the Facility Cap, and/or (ix) relinquish or abandon any Collateral or any Lien thereon.  Any provision of any Loan Document, to the contrary notwithstanding, Secured Party, in its Permitted Discretion, shall have the right, at any time that Debtor fails to do so, and from time to time, without prior notice, to: (i) obtain insurance covering any of the Collateral to the extent required hereunder; (ii) pay for the performance of any of the Obligations; and (iii) discharge taxes, levies and/or Liens on any of the Collateral that are in violation of any Loan Document.  Any expenses and advances shall be added to the Obligations until reimbursed to Secured Party and shall be secured by the Collateral and payable on demand, and such payments by Secured Party shall not be construed as a waiver by Secured Party or Lenders of any Event of Default or any other rights or remedies of Secured Party and Lenders.

(b)   The Debtor agrees that notice received at least ten (10) calendar days before the time of any intended public sale, or the time after which any private sale or other disposition of Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition.  If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Secured Party without prior notice to Debtor.  At any sale or disposition of Collateral, Secured Party may (to the extent permitted by applicable law) purchase all or any part thereof free from any right of redemption by the Debtor, which right hereby is waived and released.  The Debtor covenants and agrees not to, and not to permit or cause any of its Subsidiaries to, interfere with or impose any obstacle to Secured Party’s exercise of its rights and remedies with respect to the Collateral.  In dealing with or disposing of the Collateral or any part thereof, Secured Party and Lenders shall not be required to give priority or preference to any item of Collateral or otherwise to marshal assets or to take possession or sell any Collateral with judicial process.

(c)   Secured Party acknowledges and agrees that its rights and remedies pursuant to this Agreement are subject in their entirety to the terms and conditions of that certain Wavier, Consent, and Intercreditor Agreement dated as of the date hereof by and among Secured Party, Shelter Island Opportunity Fund, LLC, and Gulfstream (the “Intercreditor Agreement”).  In the event of a conflict between the terms of this Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.

8. Limitation on Secured Party’s and Lenders’ Duty in Respect of Collateral.  Secured Party and each Lender shall use reasonable care with respect to the Collateral, if any, in its possession or under its control.  Neither Secured Party nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.  Secured Party shall not be liable or responsible for any loss or damage to, or resulting from, any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

9. Reinstatement.  To the extent that any payment made or received with respect to the Obligations is subsequently invalidated, determined to be fraudulent or preferential, set aside, defeased or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other Person under any Debtor Relief Law, common law or equitable cause or any other law, then the Obligations intended to be satisfied by such payment shall be revived and shall continue as if such payment had not been received by Secured Party or any Lender and the Liens created by this Security Agreement shall be revived automatically without any action on the part of any party hereto and shall continue as if such payment had not been received by Secured Party or such Lender.  Except as specifically provided in this Security Agreement or any other Loan Document, any payments with respect to the Obligations received shall be credited and applied in such manner and order as Secured Party shall decide in its sole discretion.

10. Expenses and Attorneys Fees.  Without limiting Debtor’s obligations under the Purchase Agreement or the other Loan Documents, Debtor agrees to promptly pay all (to the extent required by the Purchase Agreement) fees, costs and expenses (including attorneys’ fees and expenses and allocated costs of internal legal staff) incurred in connection with (a) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (b) creating, perfecting, maintaining and enforcing Secured Party’s Liens and (c) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of Collateral.

11. Notices.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Purchase Agreement.

12. Limitation by Law.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

13. Termination of this Security Agreement.  Subject to Section 9 hereof, this Security Agreement shall remain in full force and effect until payment in full in cash and performance of all of the Obligations, termination of the Commitments, and a release of all claims against Secured Party and the other Lenders, and so long as no suits, actions, proceedings, or claims are pending or threatened against any indemnified party asserting any damages, losses or liabilities are indemnified liabilities hereunder or under the Purchase Agreement, whereupon this Security Agreement shall terminate without further action on the part of any Person.

14. Successors and Assigns.  This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that no Debtor may assign its rights or obligations hereunder without the written consent of all Secured Party and all Lenders.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Secured Party, for the benefit of Secured Party and the Lenders, hereunder.

15. Counterparts.  This Security Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts taken together shall constitute but one in the same instrument.  This Security Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.  This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Secured Party, electronic means, all of which shall be equally valid.

16. Applicable Law.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS THAT RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

17. Headings.  Section headings are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purposes or be given substantive effect.

18. Benefit of Lenders.  All Liens granted or contemplated hereby shall be for the benefit of Secured Party, individually, and the other Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Purchase Agreement.

19. Conflict.  In the event of any conflict between any term, covenant or condition of this Security Agreement and any term, covenant or condition of the Purchase Agreement, the provisions of the Purchase Agreement shall control and govern.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GULFSTREAM INTERNATIONAL GROUP, INC., a Delaware corporation

By:	/s/ David F. Hackett
Name:	David F. Hackett
Title:	President

GULFSTREAM INTERNATIONAL AIRLINES, INC., a Florida corporation

By:	/s/ David F. Hackett
Name:	David F. Hackett
Title:	President

GULFSTREAM CONNECTION, INC., a Florida corporation

By:	/s/ David F. Hackett
Name:	David F. Hackett
Title:	President

GULFSTREAM TRAINING ACADEMY, INC., a Delaware corporation

By:	/s/ David F. Hackett
Name:	David F. Hackett
Title:	President

GIA HOLDINGS CORP., INC., a Delaware corporation

By:	/s/ David F. Hackett
Name:	David F. Hackett
Title:	President

Address for Notices for Debtor: 3210 Griffin Road, 4th floor, Fort Lauderdale, Florida 33312 Attention: David Hackett, President Telephone: 954-985-1500

TAGLICH BROTHERS, INC., as collateral agent for the Purchasers, each of whom is a Secured Party

By:	/s/ Robert C. Schroeder
Name:	Robert C. Schroeder
Title:	Vice President

275 Madison Avenue, Suite 1618 New York, NY 10016 Telephone: 212.661.6886 Facsimile: 212.661.6824

SCHEDULE I

to

SECURITY AGREEMENT

Filing Jurisdictions

Debtor	Filing Jurisdiction
Gulfstream International Group, Inc. GIA Holdings Corp., Inc. Gulfstream International Airlines, Inc. Gulfstream Training Academy, Inc. Gulfstream Connection, Inc.	Delaware Delaware Florida Florida Florida

SCHEDULE II
to
SECURITY AGREEMENT
Schedule of Organizational Identification, Offices,

 Locations of Collateral and Excluded Collateral

and Records Concerning Collateral and Excluded Collateral

I.	Prior official names of Debtor: None

II.	Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Corporations

III.	Chief executive office and principal place of business of Debtor: 3210 Griffin Road, 4th floor, Fort Lauderdale, Florida 33312

IV.	Warehouses, Consignees and Processors: None

V.	Other premises at which Collateral or Excluded Collateral is stored or located: None